UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 23, 2019

Rennova Health, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35141	68-0370244
(Commission File Number)	(I.R.S. Employer Identification No.)

931 Village Boulevard, Suite 905, West Palm Beach, Florida	33409
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On December 23, 2019, Rennova Health, Inc. (the “Company”) entered into an Exchange Agreement (the “Agreement”) with Alcimede LLC (“Alcimede”), of which Seamus Lagan, our Chief Executive Officer, is the sole manager. Pursuant to the Agreement, the Company issued to Alcimede 250,000 shares of its Series K Convertible Preferred Stock (the “Series K Preferred Stock”) in exchange for the 250,000 shares of the Company’s Series J Convertible Preferred Stock (the “Series J Preferred Stock”) held by Alcimede. The holder of the Series J Preferred Stock was entitled to receive, when and as declared by the Board of Directors of the Company, but only out of funds that were legally available therefor, cumulative cash dividends at the rate of 8% of the stated value per annum on each share of Series J Preferred Stock. The Series J Preferred Stock had been issued to Alcimede on July 23, 2018 and upon the issuance of the Series K Preferred Stock to Alcimede, the shares of Series J Preferred Stock were cancelled. Under the Agreement, Alcimede relinquished all rights to any cumulative dividends on the Series J Preferred Stock. As previously disclosed, the terms of the Series K Preferred Stock do not provide for cumulative dividends.

The foregoing description of the Agreement does not purport to be complete and is qualified by reference to the Agreement, a copy of which is filed as Exhibit 10.177 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01. Other Events.

As a result of conversions and exercises of the Company’s securities, as of December 26, 2019 the Company had 9,648,936,775 shares of common stock issued and outstanding.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.177	Exchange Agreement, dated as of December 23, 2019, between Rennova Health, Inc. and Alcimede LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2019	RENNOVA HEALTH, INC.

	By:	/s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer
(principal executive officer)

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